                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: April 10, 2002

                              Medix Resources, Inc.
             (Exact name of registrant as specified in its charter)

         Colorado                     0-24768                84-1123311
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)

       420 Lexington Avenue, Suite 1830 , New York, NY        10170
          (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (212) 697-2509

Item  5.  Other  Events.   Press   release  dated  April  10,  2002,   announcing
completion of Cymedix III.

Exhibits

99.1      Copy of Press Release

                                   SIGNATURES

    Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MEDIX RESOURCES, INC.

Date: April 10, 2002                        By: Gary L. Smith
                                                Executive Vice President and
                                                 Chief Financial Officer

Exhibit 99.1

News Release

CONTACT: Gary Smith
(212) 697-2509
(212) 681-9817 (fax)

Andrew Brown
(718) 323-7424

               MEDIX RESOURCES ANNOUNCES COMPLETION OF CYMEDIX III
                                    ------

      NEW YORK,  April 10th - Medix Resources,  Inc. (AMEX:  MXR) today announced that its latest  version of its Cymedix(R)product suite is now  complete,  and is available to be deployed in target  markets  throughout  the U.S.  "Cymedix(R)III represents  a milestone  in  production-ready  eHealth  technology  that  enables frictionless medicine,  thus providing effortless  prescription  management,  lab order  entry and  results  and  critical  administrative  transactions.",  stated
Louis Hyman, Chief Technology Officer of Medix.
      Utilizing the proprietary  Cymedix(R)Universal  Interface ("CUI"),  Cymedix(R)
III is positioned to be easily  adopted  amongst  targeted  physician  practices.
"The CUI's unique power to seamlessly  integrate  critical  data existing  within the  physician's  practice  management  system,  with the data  existing  at PBM, health plans and lab  companies,  is a  cornerstone  of our formula for physician adoption".  "Transparently,  Cymedix(R)III does the heavy  lifting  required  for physicians and their staffs to quickly realize  efficiencies.  We believe this is the key to driving  adoption of the Cymedix(R)III product  suite and ensuring its use over the long-term", continued Hyman.
      Cymedix(R)III is designed to allow for rapid deployment and accelerated utilization among physician practices.  The technology features encrypted transaction modules that are designed to exceed current and proposed HIPAA regulations relating to the privacy and security of data transmissions.
Cymedix(R)III enables physicians to automate virtually all frequently occurring clinical and administrative tasks - using a single technology platform. As a result, physician and their staff can leverage a highly efficient means of communication with health plans, Labs and PBM's.

      "I cannot envision a better launching-pad for future product enhancements than the fully scalable, device-neutral and robust integration capabilities that form the foundation technologies of Cymedix(R)III. Though we are quite pleased with the positive evolution of our technologies, our technology team maintains a forward looking development plan, which should allow continued
advancement of our product suite and expand upon our product's importance within the physicians office", concluded John Prufeta, Medix's CEO and
President.

About Medix Resources, Inc.

Medix  Resources,   Inc.,  through  its  wholly  owned  subsidiary  Cymedix  Lynx
Corporation,  is the  developer  and  provider  of the  Cymedix(R)suite  of fully
secure,    Internet   based   transaction   software   products,    that   enable
communication  of  high  value  added  healthcare   information  among  physician
offices,   hospitals,   health  management  organizations  and  health  insurance
companies.  Additional  information  about Medix  Resources  and its products and services  can be found by  visiting  its Web  sites,  WWW.MEDIXRESOURCES.COM  and
WWW.CYMEDIX.COM, or by calling (800) 326-8773.

                                      # # #
Information  in this  press  release  contains  forward-looking  statements  that involve risks and  uncertainties  that might adversely  affect Medix's  operating results  in the  future  to a  material  degree.  Such  risks  and  uncertainties include,  without  limitation,  the ability of Medix to raise  capital to finance
the   development  of  its  software   products,   the   effectiveness   and  the
marketability  of those  products,  the  ability of the  Company  to protect  its
proprietary  information,   and  the  establishment  of  an  efficient  corporate
operating   structure   as  the  Company   grows.   These  and  other  risks  and
uncertainties  are  presented  in detail in the  Company's  Amended Form 10-K for
2001,  which was filed with the  Securities  and Exchange  Commission on April 5,
2002.  This information is available from the SEC or the Company.